UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 7, 2014

Annaly Capital Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

James P. Fortescue

On February 13, 2014, Annaly Capital Management, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that James P. Fortescue, Chief Operating Officer of the Company, provided Annaly Management Company LLC (the “Manager”), the external manager of the Company, with thirty days notice of his termination of employment from the Manager.  Mr. Fortescue terminated his employment with the Manager effective March 13, 2014.

Kristopher R. Konrad

The Original Form 8-K also reported that on February 11, 2014, Kristopher R. Konrad, Co-Chief Investment Officer of the Company, provided notice of his resignation from the Manager.  Mr. Konrad terminated his employment with the Manager effective March 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

		By:	/s/ Glenn A. Votek
			Name:	Glenn A. Votek
			Title:	Chief Financial Officer

Dated:	March 18, 2014